UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

              Date of Report (date of earliest event reported): March 30, 2016

                      FLEXIBLE SOLUTIONS INTERNATIONAL INC.
                      -------------------------------------
             (Exact name of Registrant as specified in its charter)


     Nevada                          001-31540                 91-1922863
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(State or other jurisdiction   (Commission File No.)         (IRS Employer
of incorporation)                                          Identification No.)

                              615 Discovery Street
                       Victoria,British Columbia V8T 5G4
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          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code:    (250) 477-9969
                                                      ---------------

                                       N/A
                    ---------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02   Results of Operations and Financial Condition

      On March 30, 2016, the Company issued a press release announcing the Company's financial results for the year ended December 31, 2015.

Item 7.01   Regulation FD Disclosure

      On March 31, 2016, the Company held a conference call to discuss its financial results for the year ended December 31, 2015, as well as other information regarding the Company.

Item 9.01   Exhibits

Exhibit
Number     Description of Document

   99.1    March 30, 2016 Press Release

  99.2     Text of opening remarks by Dan O'Brien/March 31, 2016 conference call









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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 4, 2016
                                 FLEXIBLE SOLUTIONS INTERNATIONAL INC.



                                 By:  /s/ Daniel B. O'Brien
                                      ----------------------------------------
                                     Daniel B. O'Brien, President and Chief
                                        Executive Officer










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